UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2024
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOARW	OTC Markets Group, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 4, 2024, Volato Group, Inc. (the "Company”) entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with an institutional investor (the “Buyer”). Under the Securities Purchase Agreement, the Company has agreed to issue 10% original issue discount senior unsecured convertible promissory notes (“Notes”) in an aggregate original principal amount of up to $36,000,000, which will be convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (“common stock”). The closing of the first tranche was consummated on December 4, 2024, and the Company issued the initial Note for an aggregate original principal amount of $4,500,000 (the “Initial Tranche”). The Note issued in the Initial Tranche was sold to the Buyer for a purchase price of $4,050,000, representing an original issue discount of ten percent (10%), and matures on December 4, 2025.

The second Note will be an aggregate original principal amount of $1,500,000, and will be issued after the satisfaction of certain conditions precedent, including the Company having an effective registration statement for the resale of the shares of common stock issuable pursuant to the Notes, including upon conversion thereof, and the Company having satisfied its obligations under the previously disclosed Settlement Agreement and Stipulation entered into with Sunpeak Holdings Corporation. Any additional Notes will be aggregate principal amounts agreed to by the parties; provided, however, that no additional Note will be in an amount in excess of $4,000,000, unless otherwise mutually agreed to by the Company and the Buyer. Further, no additional Notes will be issued at any time when the aggregate principal balance outstanding on all previously issued Notes is greater than $2,000,000. It is also a condition to closing of any additional Notes that during the twenty (20) trading days immediately preceding the most recent additional closing, a minimum of $500,000 in shares of common stock has been traded and the daily VWAP (as defined in the Notes) of the common stock is greater than the Conversion Price (as defined in the Notes). Each Note will mature twelve (12) months after the issuance date.

The number of shares of common stock issuable upon conversion of any Note will be determined by dividing (x) the portion of the principal, interest, or other amounts outstanding under such Note to be converted (the “Conversion Amount”) by (y) the Conversion Price. The Conversion Price of the Note issued in the Initial Tranche will initially be $0.3660 per share (the “Fixed Price”). Beginning on the three (3) month anniversary of the issuance date of each Note, and on the same day of each third month thereafter (each, a “Fixed Price Reset Date”), the Conversion Price will be reduced to the lower of (i) the then-effective Conversion Price or (ii) 90% of the lowest daily VWAP during the ten (10) consecutive trading days immediately prior to such Fixed Price Reset Date (the “Variable Price”), provided that the Conversion Price cannot be lower than the Floor Price (as defined in each Note) then in effect. Additionally, on any trading day on which the aggregate trading value of the common stock (as reported on Bloomberg) is equal to or greater than $250,000 between 4:30 a.m. and 11:00 a.m. eastern time, the Conversion Price on such trading day (and only for such trading day) will be reduced to the lowest of (i) the Variable Price, (ii) the lowest price traded on such trading day until 11:00 a.m. eastern time, subject to the Floor Price then in effect or (iii) the then-effective Conversion Price. Upon the occurrence of an Event of Default (as defined in the Notes), with respect to any Event of Default, the Event of Default Conversion Price (as defined in the Notes) will be the lower of (i) the then effective Conversion Price or (ii) 85% of the lowest daily VWAP during the ten (10) consecutive trading days immediately prior to the date that the Buyer delivers a conversion notice anytime after the occurrence of an Event of Default or an Event of Default Redemption Notice (as defined in the Notes), as applicable, subject to the Floor Price.

The initial Floor Price for the Notes will be $0.0732 per share. However, beginning on the six (6) month anniversary of the Note’s issuance, and on the same day of every six (6) months thereafter (each, a “Floor Price Reset Date”), the Floor Price will be reduced to 20% of the average VWAP during the five (5) trading days immediately prior to such Floor Price Reset Date. Additionally, the Company may reduce the Floor Price to any amount set forth in a written notice to the Note holder, provided that any such reduction will be irrevocable and will not be subject to increase thereafter.

If, any time after the issuance date of a Note, an Amortization Event (as defined in the Notes) occurs, then the Company will be required to make monthly payments beginning on the seventh (7th) trading day after the Amortization Event Date (as defined in the Notes) and continuing on the same day of each successive calendar month until the entire outstanding principal amount of any outstanding Notes is repaid. Each monthly payment will be in an amount equal to the sum of (i) one sixth of the aggregate principal amount outstanding for all Notes (the “Amortization Principal Amount”), plus (ii) 20% of such Amortization Principal Amount, and (iii) accrued and unpaid interest as of each payment date. The obligation of the Company to make monthly payments related to an Amortization Event will cease upon cure of the Amortization Event, pursuant to the terms of the Note.

Interest on the outstanding principal balance of each Note will accrue at an annual rate equal to 4.0% (the “Interest Rate”) and interest may be paid in cash or shares of common stock. Each Note will contain customary events of default and the Interest Rate will increase to an annual rate of 18.0% upon the occurrence of an Event of Default.

A Note holder will not have the right to convert any portion of a Note, to the extent that, after giving effect to such conversion, the holder (together with certain of its affiliates and other related parties) would beneficially own in excess of 4.99% of the shares of common stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”). However, a Note holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the shares of common stock outstanding immediately after giving effect to such conversion. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

At any time any Notes remain outstanding, the Company will be prohibited from effecting or entering into an agreement to effect any Subsequent Placement (as defined in the Securities Purchase Agreement) involving a Variable Rate Transaction (as defined below) without the written consent of the Buyer in its sole discretion. “Variable Rate Transaction” means a transaction in which the Company or any subsidiary of the Company (i) issues or sells any Convertible Securities (as defined in the Securities Purchase Agreement) either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any subsidiary of the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

Further, at any time any Notes remain outstanding, the Company will be prohibited from effecting or entering into an agreement to effect, any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue, upon conversion of any Notes, any shares of common stock in excess of the number of shares of common stock which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the NYSE American LLC.

Pursuant to the terms of the Securities Purchase Agreement, the Company is required to hold a meeting of shareholders of the Company (the “Shareholder Meeting”), no later than seventy-five (75) calendar days after the closing of the Initial Tranche (the “Shareholder Meeting Deadline”), seeking approval of the issuance of all of the shares of common stock that may be issuable pursuant to the Notes in compliance with the rules and regulations of the NYSE American LLC. If, despite the Company’s reasonable best efforts, the Shareholder Approval is not obtained by the Shareholder Meeting Deadline, the Company shall adjourn and reconvene the Shareholder Meeting at least as often as every thirty (30) calendar days thereafter until such Shareholder Approval is obtained, but in no event later than the one hundred and thirty-fifth (135th) calendar day after the closing date of the Initial Tranche.

The Securities Purchase Agreement also limits the total cumulative number of shares of Common Stock issued to the Buyer under the Notes, the Securities Purchase Agreement, and any other transaction documents to 19.99% of the number of shares of Company common stock issued and outstanding (the “Exchange Cap”) pursuant to the requirements of Section 713 of the NYSE American Company Guide or other applicable rules of the principal market on which the Company’s securities are listed, except that such limitation will not apply following the Company’s receipt of Shareholder Approval. The Exchange Cap shall be calculated based on the number of shares of Company common stock issued and outstanding as of the date of the Securities Purchase Agreement, which number shall be reduced, on a share-for-share basis, by the number of shares of Company common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Securities Purchase Agreement under the applicable rules of the principal market.

In connection with the closing of the Initial Tranche, the parties entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company will file with the Securities and Exchange Commission (the “SEC”) an initial registration statement within 30 days of such closing to register the resale of all of the shares of common stock issuable pursuant to the Notes. The Company will be obligated to use its best efforts to have the registration statement declared effective by the SEC as soon as practicable, but in no event later than the 60th calendar day following the closing date (the “Effectiveness Deadline”). However, in the event the Company is notified by SEC that the registration statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline will be accelerated to the fifth business day following the date on which the Company is so notified if such date precedes the initial Effectiveness Deadline. In the event the registration statement is subject to a full SEC review, or the Company is required to update the financial statements therein, which causes the registration statement not to be declared effective by the Effectiveness Deadline, the Effectiveness Deadline will automatically be deemed to be extended for so long as necessary, provided that the Company is using its best efforts to promptly respond to and satisfy the requests of the SEC. During any such period, the Company will not be in default of satisfying the Effectiveness Deadline.

The Securities Purchase Agreement, form of Note, and Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Buyer represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Company offered and will issue the Notes, and the shares of common stock issuable pursuant to the Notes, in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing descriptions of the Securities Purchase Agreement, the form of Note, and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 4.1, and 10.2, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02
Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

4.1	Form of 10% Original Issue Discount Senior Unsecured Convertible Promissory Note.
10.1*	Securities Purchase Agreement between the Company and the Buyer, dated December 4, 2024.
10.2	Registration Rights Agreement between the Company and the Buyer, dated December 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 5, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer